Exhibit 99.01

Investview (“INVU”) Reports New Record $1.88 Million Month

Bitcoin Mining Revenue and Increased Bitcoin Holdings

in its SAFETek Subsidiary

Eatontown, NJ, Jan 04, 2021 (GLOBE NEWSWIRE) — via NewMediaWire —Investview, Inc. (OTCQB: INVU), a diversified financial technology and global distributor organization that operates through its subsidiaries to provide financial education tools, content, research and management of digital asset technology that mines cryptocurrencies, with a focus on Bitcoin mining and the generation of digital assets, expects to report that its SafeTek subsidiary has reached a new all-time-high monthly revenue and profit margin. SafeTek increased its Bitcoin mining revenue by an estimated 33.5% (from approximately $1.40 million in November 2020 to approximately $1.88 million in December 2020) and profit margin by an estimated 30% (from approximately $817 thousand in November 2020 to approximately $1.06 million in December 2020). SafeTek produced nearly 86 Bitcoin in December- averaging approximately 2.77 BTC per day. This growth was made possible through INVU’s strategic investments in cryptocurrency mining hardware, software & enhanced IT operations, and was further bolstered by significant Bitcoin price increases which appreciated by over 48% in December to near $28,700.

Investview’s EVP of Crypto Operations Rob Walther commented, “We are pleased to announce that INVU’s strategic decisions to increase investment into additional mining hardware, optimize mining software, and enhance our IT operation, combined with the substantial increase in the price of Bitcoin, continues to contribute to the largest revenue and profit margin ever earned by SAFETek, INVU’s digital asset mining operation. This represents a new milestone for SafeTek with revenue growth of 33.5% to $1.88 million and profits expanding by nearly 30% to $1.06 million in December.”

Note: The numbers included in this release are initial expected results and are un-audited and may differ from numbers reported in our SEC filings due to compliance with US GAAP, and subject to final review by the Company’s independent auditors.

About Investview, Inc.

Investview, Inc. is a diversified financial technology and global distributor organization that operates through its subsidiaries to provide financial education tools, content, research and management of digital asset technology that mines cryptocurrencies, with a focus on Bitcoin mining and the generation of digital assets. For more information on Investview and its family of wholly-owned subsidiaries, please visit: www.investview.com

Forward-Looking Statements

All statements in this release that are not based on historical fact are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “should,” “could,” “seek,” “intend,” “plan,” “goal,” “estimate,” “anticipate” or other comparable terms. These forward-looking statements are based on Investview’s current beliefs and assumptions and information currently available to Investview and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. More information on potential factors that could affect Investview’s financial results is included from time to time in Investview’s public reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. . The forward-looking statements made in this release speak only as of the date of this release, and Investview, Inc. (“INVU”) assumes no obligation to update any such forward-looking statements to reflect actual results or changes in expectations, except as otherwise required by law.

Investor Relations

Contact: Mario Romano

Phone Number: 732.889.4308

Email: pr@investview.com